Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Dale R. Black, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place, and stead, in any and all capacities, to sign Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (Registration No. 333-22601) of Trump Entertainment Resorts, Inc., and any and all additional amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


                                        /s/ Donald J. Trump
                                        -----------------------------------
                                        Donald J. Trump
                                        Chairman of the Board


                                        /s/ Wallace B. Askins
                                        -----------------------------------
                                        Wallace B. Askins
                                        Director

                                        /s/ Edward H. D'Alelio
                                        -----------------------------------
                                        Edward H. D'Alelio
                                        Director

                                        /s/ James J. Florio
                                        -----------------------------------
                                        James J. Florio
                                        Director

                                        /s/ Cezar M. Froelich
                                        -----------------------------------
                                        Cezar M. Froelich
                                        Director

                                        /s/ Morton E. Handel
                                        -----------------------------------
                                        Morton E. Handel
                                        Director

                                        /s/ Michael A. Kramer
                                        -----------------------------------
                                        Michael A. Kramer
                                        Director

                                        /s/ Don M. Thomas
                                        -----------------------------------
                                        Don M. Thomas
                                        Director

                                        /s/ James B. Perry
                                        -----------------------------------
                                        James B. Perry
                                        Chief Executive Officer, President
                                         & Director